Fees Summary	Jul. 30, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 6,664,041.15
Previously Paid Amount	0.00
Total Fee Amount	1,020.26
Total Offset Amount	0.00
Net Fee	$ 1,020.26